Change of Control	12 Months Ended
Dec. 31, 2024
Change of Control [Abstract]
CHANGE OF CONTROL

22. CHANGE OF CONTROL

On December 23, 2024, MBSC Sponsor and its affiliated entities sold 9,311,424 Greenfire common shares and 2,654,179 warrants to WEF pursuant to a securities purchase agreement dated the same date among Brigade Capital Management LP, MBSC Sponsor, WEF and Greenfire (the “SPA”). The shares represented approximately 13.4% of the issued and outstanding common shares of Greenfire.

Immediately prior to the completion of the transaction, WEF owned 29,988,854 common shares, representing approximately 43.2% of the issued and outstanding common shares of Greenfire, which it acquired from certain former shareholders of Greenfire on November 8, 2024. Immediately after completion of the transaction, WEF owned 39,300,278 common shares and 2,654,179 common share purchase warrants, representing approximately 56.5% of the issued and outstanding common shares of Greenfire on an undiluted basis. On December 23, 2024, Greenfire and WEF entered into an investor agreement pursuant to which, among other things, three directors of Greenfire agreed to resign from the Board of Directors and six nominees proposed by WEF were appointed as directors of Greenfire.

As a result of this transaction, WEF acquired control of Greenfire. As a result of the change of control, under the terms of the 2028 Indenture, Greenfire was required to make an offer to repurchase its 2028 Notes (Note 7), the consulting agreement (Note 22) was terminated and certain tax losses expired.